EXHIBIT 31.1

CERTIFICATION PURSUANT TO 18 U.S.C. ss. 1350,

AS ADOPTED PURSUANT TO SECTION 302

 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick Cox, certify that:

1. I have reviewed this quarterly report on Form 10 QSB of Northwest Horizon Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e)) for the small business issuer and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures  to be designed under my supervision,  to ensure that material  information  relating  to the small  business issuer, including  its consolidated subsidiaries,  is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b) Omitted;

c)  Evaluated  the effectiveness of the small business issuer's disclosure controls and procedures  and presented in this report my  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the small business  issuer's internal control  over  financial  reporting  that  occurred  during  the small  business issuer's most recent fiscal quarter that has  materially  affected,  or is reasonably  likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial  reporting,  to the small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

a) All  significant  deficiencies  and  material  weaknesses  in the  design  or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  issuer's  ability  to record, process, summarize and report financial information; and

b) Any  fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant  role in the small business  issuer's  internal control over financial reporting.

Date:  June 15, 2004

By: /s/ Rick Cox

            Rick Cox

            President and CEO